UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 23, 2004
                                                --------------------------------

                          GS Mortgage Securities Corp.
     (as depositor under the Trust Agreement, dated as of November 1, 2004, relating to the GSAMP Trust 2004-WF, Mortgage Pass-Through
                         Certificates, Series 2004-WF)
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             (Exact name of registrant as specified in its charter)

         Delaware                333-117485-11              13-6357101
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)

  85 Broad Street, New York, New York                          10004
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (212) 902-1000
                                                  ------------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.
            ------------

      Attached as Exhibit 4 is the Trust Agreement (as defined below) for GSAMP Trust 2004-WF, Mortgage Pass-Through Certificates, Series 2004-WF. On November 23, 2004, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to the Trust Agreement, dated as of November 1, 2004 (the "Trust Agreement"), by and among the Company, as depositor and Deutsche Bank National Trust Company, as trustee, of GSAMP Trust 2004-WF, Mortgage Pass-Through Certificates, Series 2004-WF (the "Certificates"), issued in thirteen classes. The Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate initial class principal balance of $431,043,000 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of November 18, 2004, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

ITEM 9.01   Financial Statements and Exhibits.
            ---------------------------------

(c)   Exhibits

Exhibit 4 Trust Agreement, dated as of November 1, 2004, between the Company, as depositor and Deutsche Bank National Trust Company, as trustee.

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 6, 2004                    GS MORTGAGE SECURITIES CORP.




                                          By:    /s/ Greg Mount
                                              ---------------------------------
                                              Name:  Greg Mount
                                              Title: Managing Director

                              INDEX TO EXHIBITS
                              -----------------

Item  601(a)  of
Regulation  S-K
Exhibit No.                   Description                                Page
-----------                   -----------                                 ----

4                             Trust Agreement, dated as of November 1,      6
                              2004, between the Company, as depositor
                              and Deutsche Bank National Trust Company, as trustee.